EXHIBIT 10.2

                                  Court Order

                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION

IN RE:                                          ss.
                                                ss.       CASE NO. 09-34008-SGJ7
ATOMIC PAINTBALL, INC.                          ss.
                                                ss.
                        DEBTOR.                 ss.       Chapter 7


               ORDER GRANTING UNOPPOSED AMENDED MOTION PURSUANT TO ss.ss.105, 502, AND 502 AND FED. R. BANKR. P. 9019
                  FOR ORDER APPROVING CUTLER-SEIDEL SETTLEMENT


     CAME ON FOR  CONSIDERATION,  the Unopposed  Amended Motion  Pursuant to ss.

105, 502, and 502 and Fed. R. Bankr. P. 9019 for Order  Approving  Cutler-Seidel

Settlement  (the  "Unopposed  Amended  Motion to Approve  Settlement")  filed by

Proposed  Counsel  for Trustee  and  Creditor  David  Cutler.  The Court  having considered same, it is accordingly,

     ORDERED,  ADJUDGED AND DECREED that the Unopposed Amended Motion to Approve

Settlement is hereby approved; and it is further

                                           AGREED:

                                             /s/ Scott M. Seidel
                                           ------------------------------------
                                           Scott M. Seidel
                                           Scott M. Seidel, Chapter 7 Trustee
                                           SEIDEL LAW FIRM
                                           #357
                                           Suite 306
                                           6505 West Park Boulevard
                                           Plano, Texas  75093
                                           Telephone:  (214) 234-2500

                                           Proposed Counsel for Trustee

                                           - and by -



                                             /s/ Alex More
                                           ------------------------------------
                                           Monica W. Latin
                                             State Bar No. 00787881
                                             mlatin@ccsb.com
                                           Todd A. Murray
                                             State Bar No. 00794350
                                             tmurray@ccsb.com
                                           J. Michael Sutherland
                                             State Bar No. 19524200
                                             msutherland@ccsb.com
                                           Alexander More
                                             State Bar No. 24065789
                                             amore@ccsb.com
                                           CARRINGTON, COLEMAN, SLOMAN &
                                              BLUMENTHAL, L.L.P.
                                           901 Main Street, Suite 5500
                                           Dallas, Texas 75202
                                           Telephone:  214-855-3000
                                           Facsimile:  214-855-1333

                                           Attorneys for Creditor David Cutler

                                    Agreed as to Paragraph 13 of the Unopposed
                                    --------------------------------------------
                                    Amended Motion to Approve Settlement
                                    ------------------------------------

                                    SESSIONS, FISHMAN, NATHAN & ISRAEL, L.L.P.

                                      /s/ David Clouston
                                    -------------------------------------------
                                    David Clouston, State Bar No. 00787523
                                    900 Jackson St. Suite 440
                                    Dallas, TX 75202
                                    Ph: 214.741.3005
                                    Fax: 214.741.3055
                                    dclouston@sessions-law.biz

                                    - and by -

                                    ONSAGER, STAELIN & GUYERSON, LLC

                                      /s/ Christian C. Onsager
                                    -------------------------------------------
                                    Christian C. Onsager, CBN 6889
                                    1873 S. Bellaire St., Suite 1401
                                    Denver, Colorado 80222
                                    Ph: (303) 512-1123
                                    Fax: (303) 512-1129
                                    consager@osglaw.com

                                    Attorneys for the Brech Parties




                            # # # END OR ORDER # # #